UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/14/2005

Appalachian Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21383

Georgia	58-2242407
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

829 Industrial Boulevard
Ellijay, Georgia 30540
(Address of principal executive offices, including zip code)

706-276-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

Appalachian Bancshares, Inc. (the "Registrant") will participate in the 2005 Financial Services Conference hosted by Sandler O'Neill & Partners, L.P., to be held on November 17, 2005 in Naples, Florida. The Registrant's Chief Executive Officer, Tracy R. Newton, together with Joseph T. Moss Jr., the Registrant's President, will participate in a panel discussion at 9:45 a.m. Eastern Standard Time, on Thursday, November 17, 2005.

This presentation may be accessed via live webcast at http://www.sandleroneill.com or via audio conference at 617-847-8706. The webcast will be archived for 30 days after the event, beginning November 18, 2005.

This information shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appalachian Bancshares, Inc.

Date: November 14, 2005	By:	/s/ Joseph T. Moss Jr.
Joseph T. Moss Jr.
President